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                                                                    EXHIBIT 10.1

                                SECOND AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                                CREDIT AGREEMENT

            This SECOND AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this "AMENDMENT") is dated as of November 19, 2004 and entered into by and among INTERMET CORPORATION, a Georgia corporation ("COMPANY"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "BORROWERS" and each a "BORROWER"), THE BANK OF NOVA SCOTIA, as Administrative Agent for the Lenders ("ADMINISTRATIVE AGENT") and as a Lead Lender, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Co-Agent for the Lenders ("COLLATERAL AGENT") and as a Lead Lender, and the undersigned Lenders, and is made with reference to that certain Debtor-In-Possession Revolving Credit Agreement dated as of October 22, 2004 (as amended, supplemented or otherwise modified to the date hereof, the "CREDIT AGREEMENT"), by and among Borrowers, the Lenders, Administrative Agent and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Borrowers, Lead Lenders and the undersigned Lenders desire to amend the Credit Agreement on the terms and conditions set forth below;

            NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

      1.1   AMENDMENTS TO SUBSECTION 1.1.

            A. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

                  "SECOND AMENDMENT" means that certain Second Amendment to
            Debtor-In-Possession Credit Agreement dated as of November 19, 2004 by and among Borrowers, Agents, Lead Lenders and the Lenders party thereto.

                  "SECOND AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the Second Amendment.

            B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Incremental Commitment Effective Date" contained therein in its entirety and substituting therefor the following:

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                  "INCREMENTAL COMMITMENT EFFECTIVE DATE" means the earliest time as of which all conditions set forth in subsection 4.2 shall have been deemed satisfied or otherwise waived in accordance with the last paragraph of such subsection; provided, however, that solely for purposes of each of the definition of "Budget", subsection 6.1(xvi) and subsection 7.1(iv), each reference to "Incremental Commitment Effective Date" shall mean the date on which Borrowers shall have delivered the documents (in form and substance satisfactory to each Agent in its sole discretion) required to be delivered under clause (a) of the second sentence of subsection 6.16.

      1.2   AMENDMENT TO SUBSECTION 4.2.

            Subsection 4.2 of the Credit Agreement is hereby amended by deleting clause (iii) of the last paragraph of such subsection in its entirety and substituting therefor the following:

            "(iii) Borrowers and Lenders hereby agree that (a) Borrowers shall be required to satisfy of all the conditions set forth in subsections 4.2A through 4.2K (other than subsection 4.2C) and subsection 4.2M on a date that is after the First Amendment Effective Date but prior to the 11th day after the First Amendment Effective Date and (b) failure to satisfy such conditions as required under clause (a) shall be an immediate Event of Default on such 11th day (it being understood and agreed that for purposes of this clause (iii), each reference to "Incremental Commitment Effective Date" in subsections 4.2A through 4.2K and the reference to "Closing Date" in subsection 4.2J shall be deemed to refer to the date on which all the conditions set forth in such subsections shall have been satisfied pursuant to this clause (iii)), provided, however, that the Mortgages required under subsection 4.2H of the Credit Agreement for Lynchburg Foundry Company's property at 1605 W. Main in Radford, VA and Ganton Technologies Inc.'s property in Addison, Illinois shall be required to be delivered to Collateral Agent on or prior to 5:00 p.m. New York City time on December 31, 2004 (and any earlier date of delivery required in this paragraph shall not apply);".

      1.3   AMENDMENT TO SUBSECTION 4.3.

            Subsection 4.3B of the Credit Agreement is hereby amended by (i) adding immediately prior to the ";" at the end of clause (iii) thereof the phrase ", and shall not have been reversed, vacated or otherwise modified after the entry thereof without prior written consent of each Agent and the Requisite Lenders", and (ii) deleting clause (viii)(e) of such subsection and renumbering clause (viii)(f) of such subsection as clause (viii)(e).

      1.4   AMENDMENT TO SUBSECTION 4.5.

            Subsection 4.5B of the Credit Agreement is hereby amended by (i) adding immediately prior to the ";" at the end of clause (iii) thereof the phrase ", and shall not have been reversed, vacated or otherwise modified after the entry thereof without prior written consent of each Agent and the Requisite Lenders", and (ii) deleting clause (v)(e) of such subsection and renumbering clause (v)(f) of such subsection as clause (v)(e).

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      1.5   AMENDMENT TO SUBSECTION 6.16.

            Subsection 6.16 of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

            "Notwithstanding anything to the contrary in this Agreement or in any limited waiver to this Agreement executed prior to the Second Amendment Effective Date, (a) the documents described in subsection 4.2C (including Borrowers' business plan for the Chapter 11 Cases in form and substance satisfactory to each Agent in its sole discretion) shall be required to be delivered to Agents prior to 5:00 p.m. New York City time on December 31, 2004 (and any earlier date of required delivery for such documents shall not apply); (b) the required daily transfer of amounts on deposit in Borrowers' Cash Management System described in subsection 4.1J and subsection 6.11 shall not require such daily transfer from accounts with Standard Federal Bank N.A., Comerica Bank and Bank One, N.A. to the extent Borrowers' funds on deposit with such banks do not exceed $1,000,000, $500,000 and $250,000, respectively; and (c) the Control
            Agreements required from Standard Federal Bank National Association, Comerica Bank, Bank One, N.A., Bank of America, N.A., and U.S. Bank, N.A. pursuant to subsection 6.16 shall be required to be delivered to Collateral Agent prior to 5:00 p.m. New York City time on December 6, 2004 (and any earlier date of required delivery for such Control Agreements shall not apply); provided, that Collateral Agent may extend such date in writing.".

      1.6   AMENDMENT TO SUBSECTION 8.3.

            Subsection 8.3 of the Credit Agreement is hereby amended by (i) adding immediately prior to the reference to "6.11" contained therein the word "or" and (ii) adding immediately after the reference to "6.11" contained therein the phrase ", clause (iii) of the last paragraph of subsection 4.2, the second sentence of subsection 6.16".

SECTION 2. BORROWER'S REPRESENTATIONS AND WARRANTIES

            In order to induce the Lead Lenders and the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lead Lender and Lender that the following statements are true, correct and complete:

      2.1 CORPORATE POWER AND AUTHORITY. Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

      2.2 AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment has been duly authorized by all necessary action on the part of each Borrower and the performance of the Amended Agreement has been duly authorized by all necessary action on the part of each Borrower.

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      2.3   NO CONFLICT. The execution and delivery by each Borrower of this
Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of its Subsidiaries, or the Organizational Documents of any Borrower or any of its Subsidiaries or any order, judgment or decree of the Bankruptcy Court of any other Government Authority binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries or any applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries.

      2.4 GOVERNMENTAL CONSENTS. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any Governmental Authorization.

      2.5 BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Borrower, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Borrower enforceable against each Borrower in accordance with its respective terms.

      2.6 INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

      2.7 ABSENCE OF DEFAULT. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

      2.8 FINAL BORROWING ORDER. The Final Borrowing Order is in full force and effect and has not been stayed by the Bankruptcy Court or any other court of competent jurisdiction and has not been reversed, vacated or otherwise modified after the entry thereof.

SECTION 3. CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective on the date (such date being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE") on which
(i) Agents shall have received duly executed copies of this Amendment from each Borrower, each Lead Lender and Requisite Lenders and (ii) the provisions of the last paragraph of subsection 4.2 (as amended by this Amendment) that are required to be satisfied prior to the 11th day after the First Amendment Effective Date shall have been satisfied.

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SECTION 4. ACKNOWLEDGEMENT AND CONSENT

            Each Borrower hereby acknowledges that such Borrower has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Borrower under each of the Loan Documents to which such Borrower is a party shall not be impaired and each of the Loan Documents to which such Borrower is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

SECTION 5. MISCELLANEOUS

      5.1 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            A. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

      5.2 FEES AND EXPENSES. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and Collateral Agent and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Wachtell, Lipton, Rosen & Katz) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

      5.3 HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

      5.4 APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      5.5 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and

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delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                [Remainder of this page intentionally left blank]

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

            BORROWERS:

                                            INTERMET CORPORATION

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            ALEXANDER CITY CASTING COMPANY, INC.

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            CAST-MATIC CORPORATION

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            COLUMBUS FOUNDRY, L.P.

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            DIVERSIFIED DIEMAKERS, INC.

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

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                                            GANTON TECHNOLOGIES INC.

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            INTERMET HOLDING COMPANY

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            INTERMET ILLINOIS, INC.

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            INTERMET INTERNATIONAL, INC.

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            INTERMET U.S. HOLDING, INC.

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            IRONTON IRON, INC.

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

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                                            LYNCHBURG FOUNDRY COMPANY

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            NORTHERN CASTINGS CORPORATION

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            SUDBURY, INC.

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            SUDM, INC.

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            TOOL PRODUCTS, INC.

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

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                                            WAGNER CASTINGS COMPANY

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

                                            WAGNER HAVANA, INC.

                                            By: /s/ Alan J. Miller
                                                -------------------
                                                Name: Alan J. Miller
                                                Title:  Vice President

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AGENTS AND LENDERS:

                              THE BANK OF NOVA SCOTIA,
                              as Administrative Agent and as a Lead Lender and a Lender

                              By:/s/ Ronald Dooley
                                 --------------------
                                 Name: Ronald Dooley
                                 Title: Director

                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                              as Collateral Agent and as a Lead Lender and a Lender

                              By:/s/ Frank Fazio
                                 --------------------
                                 Name: Frank Fazio
                                 Title: Director

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